                                                                  EXHIBIT 10.2.3
                                                                  EXECUTION COPY


[Confidential and Proprietary Information removed and is available to the SEC on request]

                  SECOND AMENDMENT, dated as of January 14, 2003 (this "Amendment"), to the Amended and Restated Transfer and Administration Agreement (the "Agreement"), dated as of December 15, 2000, as amended as of January 15, 2002, by and among CNH Capital Receivables Inc., a Delaware corporation, as transferor (the "Transferor"), Case Credit Corporation, a Delaware corporation ("Case Credit"), in its individual capacity and as Servicer (the "Servicer"), the several commercial paper conduits listed on Schedule I thereto and their respective permitted successors and assigns (the "CP Conduit Purchasers"), the several banks party thereto (the "APA Banks"), the agent banks party thereto (the "Funding Agents") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Transferor has requested, and, upon this Amendment becoming effective, the Servicer, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have the meanings given to them therein.

                  2. Amendments to Article I. Article I of the Agreement is hereby amended by:

                  (a) inserting the following new defined terms in alphabetical order:

                  "'Change in Accounting Principles' means any rule, regulation, request, guideline or directive or any change therein or in the interpretation or application thereof (whether or not having the force of law) by any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, whether foreign or domestic (each an "Accounting Board"), charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Accounting Board (whether or not having the force of law).

                  'Fiat' shall mean Fiat S.p.A., and its successors and assigns.

                  'Lockbox Account' shall mean a post office box administered by a bank on behalf of the Servicer and/or an account maintained by a bank on behalf of the Servicer, in each case for the purpose of receiving payments made by or on behalf of Obligors with respect to Receivables and Liquidation Proceeds with respect to Receivables.

                  'Required Enhancement Percentage' shall mean on any Settlement Date (i) during any period when the unsecured long-term debt of Case is rated at least BB by S&P and at least Ba2 by Moody's and the unsecured long-term debt of Fiat is rated at least BBB- by S&P and Baa3 by Moody's, [Confidential], (ii) during any period when the unsecured long-term debt of Case does not satisfy the ratings required by clause
         (i) hereof and it is rated at least BB- by S&P and at least Ba3 by Moody's and the unsecured long-term



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                                                                               2

         debt of Fiat does satisfy the ratings required by clause (i) hereof, [Confidential] and (iii) during any period when the unsecured long-term debt of Case does not satisfy the ratings required by clause (ii) hereof or the unsecured long-term debt of Fiat does not satisfy the ratings required by clause (i) hereof, [Confidential]; provided, however, that if (A) the Net Loss Percentage on any Settlement Date exceeds [Confidential] or (B) the CNH Portfolio Delinquency Ratio on any Settlement Date exceeds [Confidential], the Required Enhancement Percentage on such Settlement Date shall equal the sum of [Confidential] and the percentage set forth in clause (i), (ii) or
         (iii) then applicable.

                  'Weighted Average Floating Rate Receivable Age' shall mean, on any Settlement Date, as of the last day of the immediately preceding Collection Period, (i) the sum of the product with respect to each Floating Rate Receivable of the number of days that such Floating Rate Receivable has been owned by the Transferor and the Principal Balance of such Floating Rate Receivable divided by (ii) the aggregate Principal Balance of all Floating Rate Receivables."

                  (b) amending the definition of "Discounted Present Value" by inserting the words "Total Pool" before the words "Weighted Average Maturity" in clause (y) thereof;

                  (c) amending the definition of "Eligible Receivable" by (i) deleting Clause (v)(D) of paragraph (a) thereof in its entirety, (ii) inserting the word "and" before Clause (v)(C) of paragraph (a) thereof and (iii) deleting Clause (v)(C) of paragraph (a) thereof in its entirety and inserting in lieu thereof the following new Clause (v)(C):

         "(C) in the case of a Floating Rate Receivable, provides for equal fixed payments on a periodic basis, except that a larger or smaller payment may become due on the maturity date, that fully amortize the Amount Financed by maturity and yields interest at a variable Annual Percentage Rate that by its terms may not exceed a maximum rate set forth therein and may not be less than a minimum rate set forth therein."

                  (d) amending the definition of "Monthly Payment Amount" by (i) deleting the words "Fixed Rate" from clause (i) thereof and (ii) inserting the words "Total Pool" before the words "Weighted Average Maturity" in clause (iii) thereof;

                  (e) deleting therefrom the definitions of "Fixed Rate Pool Balance," "Minimum Rate" and "Weighted Average Maturity" in their respective entireties;

                  (f) deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

                  "'Applicable Margin' shall mean, on any date of determination, the higher of [Confidential] per annum and the then applicable Program Fee Rate; provided, however, that after the occurrence of a Termination Event, the Applicable Margin shall equal [Confidential] per annum.

                  'Discount Percentage' shall mean (i) on the January 2003 Settlement Date, [Confidential], (ii) on any other Settlement Date thereafter on which a Transfer is occurring or


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                                                                               3

         on any other Settlement Date thereafter on which a Repurchase is occurring or immediately following a date on which a Repurchase shall have occurred, the percentage equivalent of a fraction, the numerator of which is the Discounted Present Value on such Settlement Date and the denominator of which is the Pool Balance with respect to such Settlement Date and (iii) on any other Settlement Date, an amount equal to the Discount Percentage on the most recent Settlement Date.

                  'Floating Rate Receivable' shall mean any Receivable accruing interest or finance charges at a variable APR, adjusted at least monthly, under the related Retail Installment Contract equal to the lesser of (i) the higher of the minimum rate set forth in the related Retail Installment Contract and the sum of (A) the prime rate published in The Wall Street Journal or another nationally recognized financial publication and (B) a variable rate additive set forth in the related Retail Installment Contract and (ii) the highest rate permitted by applicable law and that by its terms may not exceed a maximum rate set forth in the related Retail Installment Contract.

                  'Net Pool Balance' shall mean, with respect to any Settlement Date, the product of (i) the excess of (A) the Pool Balance with respect to such Settlement Date over (B) the sum of (x) the Aggregate Obligor Overconcentration Amount with respect to such Settlement Date,
         (y) the Aggregate Low Pay Out Lease Dealer Overconcentration Amount with respect to such Settlement Date and (z) 5% of the Pool Balance with respect to such Settlement Date and (ii) the Discount Percentage on such Settlement Date.

                  'Scheduled Expiry Date' shall mean, with respect to any Purchaser, the later of (a) January 13, 2004 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with
         Section 3.1(c).

                  'Specified Spread Account Balance' shall mean with respect to any Settlement Date, the greater of:

                           (i) the sum of (x) the product of (1) the sum of (A)
                  the Required Enhancement Percentage on such Settlement Date and (B) the sum of the CE Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement Date) plus (y) (1) if the Weighted Average Floating Rate Receivable Age on such Settlement Date is less than or equal to 6 months, zero and
                  (2) if the Weighted Average Floating Rate Receivable Age on such Settlement Date is greater than 6 months, the product of
                  (A) 2%, (B) the Floating Rate Percentage on such Settlement Date and (C) the Aggregate Net Investment on such Settlement Date (after giving effect to any increase therein on such Settlement Date);

                           (ii) the sum of (x) the product of (1) 1% and (2) the
                  highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date) and (y) the product of (1) 50% of the sum of the CE Increment and the Low Pay Out Lease Increment on such Settlement Date and (2) the highest Aggregate Net Investment since the date of the most recent Repurchase (or, if no Repurchase has occurred, since the Initial Funding Date);


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                                                                               4

         provided further that the Specified Spread Account Balance on each Settlement Date after the occurrence of a Termination Event shall equal the greater of the Specified Spread Account Balance on the Settlement Date preceding the occurrence of such Termination Event and the Specified Spread Account Balance determined without giving effect to this proviso and provided further that the Specified Spread Account Balance on any Settlement Date shall not exceed the Aggregate Net Investment on such Settlement Date.

                  'Weighted Average APR' shall mean, on any Settlement Date, as of the last day of the immediately preceding Collection Period, (i) the sum of the product with respect to each Pooled Receivable of (A) (1) in the case of a Fixed Rate Receivable, the APR of such Receivable (adjusted, if necessary, to make such APR equivalent to a rate per annum based on monthly interest payments) or (2) in the case of a Floating Rate Receivable, the minimum APR set forth in the related Retail Installment Contract and (B) the Principal Balance of such Receivable divided by (ii) the aggregate Principal Balance of all Pooled Receivables."

                  3. Amendment to Article II of the Agreement. Article II of the Agreement is hereby amended by deleting the first two sentences of Section 2.3(a) thereof in their entirety and inserting the following two new sentences in lieu thereof:

         "On or prior to January 14, 2003, the Transferor entered into interest rate cap agreements payable monthly directly into the Collection Account, in each case, subject to an ISDA Master Agreement with a schedule that is substantially in the form of Exhibit E (each an "Interest Rate Cap"), with an Eligible Counterparty or Eligible Counterparties that provide, in the aggregate, that the notional amount thereof on the January 2003 Settlement Date is at least equal to the aggregate Contract Value of all Pooled Receivables as of such Settlement Date and the notional amount thereof on each subsequent Settlement Date will be at least equal to the scheduled Contract Values of the Pooled Receivables as of each such Settlement Date and having an effective strike rate based on a eurodollar rate (the "Required Interest Rate Caps"). On each Transfer Date, the Transferor shall have entered into additional Interest Rate Caps such that it has in place the Required Interest Rate Caps after giving effect to the change in the aggregate Contract Value of the Pooled Receivables on such date."

                  4. Amendment to Article VII of the Agreement. Article VII of the Agreement is hereby amended by inserting the following two new sentences after the first sentence of Section 7.4 thereof:

         "The Servicer shall not sell, pledge, assign, transfer or grant control over to any Person, or grant, create, incur or suffer to exist any Lien on, any Lockbox Account without the prior written consent of the Administrative Agent acting at the direction of the Majority Purchasers which direction shall not be unreasonably withheld. Notwithstanding the foregoing, the parties hereto hereby acknowledge that the Lockbox Accounts may contain the proceeds of Receivables that are subject to Liens."

                  5. Amendment to Article XIV of the Agreement. Article XIV of the Agreement is hereby amended by: (a) inserting "(i)" before the words "the adoption of or any change in" in the first sentence of Section 14.2(b) thereof and (b) inserting the words "or (ii) a Change in


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                                                                               5


Accounting Principles" after the words "or other Governmental Authority in respect thereof" in the first sentence of Section 14.2(b) thereof.

                  6. Amendments to Fee Letter. The Fee Letter referred to in the Agreement is hereby amended (a) to provide that the Program Fee Rate shall be:



                                 [Confidential]
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                                                                               6



                  7. Conditions to Effectiveness. This Amendment shall become effective on January 14, 2003 (the "Amendment Effective Date") if each of the following conditions precedent shall have been satisfied on or prior to such day:

                  (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Transferor, the Servicer, each CP Conduit Purchaser, each APA Bank and the Administrative Agent;


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                                                                               7

                  (b) The representations and warranties of the Transferor, the Servicer and each Seller contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date;

                  (c) The Transferor shall have paid to the APA Bank with respect to each CP Conduit Purchaser a non-refundable renewal fee in an amount equal to [Confidential] per annum of the APA Bank Commitment Amount of such APA Bank; and

                  (d) The Transferor shall have obtained the Required Interest Rate Caps.

                  8. Miscellaneous.

                  (a) Payment of Expenses. The Transferor agrees to pay or reimburse the Administrative Agent and each Purchaser for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment; provided, however, that the obligation of the Transferor to pay or reimburse the Administrative Agent and the Purchasers for the reasonable fees and disbursements of counsel in connection with this Amendment shall be limited to the reasonable fees and disbursements of Simpson Thacher & Bartlett.

                  (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

                  (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                           (ii) This Amendment may be executed in two or more
                  counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



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                                                                               8




                  IN WITNESS WHEREOF, the Transferor, the Servicer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                           CNH CAPITAL RECEIVABLES INC.



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           CASE CREDIT CORPORATION



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                           JPMORGAN CHASE BANK,
                                              as Administrative Agent


                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           PARK AVENUE RECEIVABLES CORPORATION,
                                              as a CP Conduit Purchaser



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           JPMORGAN CHASE BANK,
                                              as an APA Bank


                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


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                                                                               9

                                           JPMORGAN CHASE BANK,
                                              as a Funding Agent


                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           QUINCY CAPITAL CORPORATION,
                                              as a CP Conduit Purchaser



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           BANK OF AMERICA, N.A., as an APA Bank


                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           BANK OF AMERICA, N.A.,
                                              as a Funding Agent



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           ALPINE SECURITIZATION CORP., as a CP
                                              Conduit Purchaser


                                           By Credit Suisse First Boston as
                                              Attorney in Fact



                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           By:         /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                           CREDIT SUISSE FIRST BOSTON, NEW YORK
                                              BRANCH, as an APA Bank



                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           CREDIT SUISSE FIRST BOSTON, NEW YORK
                                              BRANCH, as a Funding Agent


                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           COMPASS US ACQUISITION LLC, as a CP
                                              Conduit Purchaser


                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           WESTLB AG, NEW York Branch, as an APA
                                              Bank



                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                           WESTLB AG, NEW York Branch, as a
                                              Funding Agent



                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                           By:          /s/
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted and Agreed as of the date first above written:

IHF - Internazionale Holding FIAT S.A.


By:          /s/
    -------------------------------------
    Name:
    Title: